UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2007

Fremont General Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-08007	95-2815260
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2425 Olympic Boulevard , 3rd Floor, Santa Monica, California		90404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 315-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 27, 2007, Fremont General Corporation (the "Company"), a nationwide residential and commercial real estate lender doing business primarily through its wholly-owned industrial bank, Fremont Investment & Loan, issued a news release to announce that it will postpone the release of its fourth quarter and full-year 2006 results of operations, as well as the conference call to discuss such results, each previously scheduled for February 28, 2007. The Company also announced that it will not file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 by March 1, 2007 and that it intends to file a Form 12b-25 with the Securities and Exchange Commission explaining the reasons therefor.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Forward-Looking Statements

This report may contain “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and the Company’s currently reported results are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. These statements and the Company’s reported results are not guarantees of future performance and there can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially and adversely from the Company’s projected or reported results as a result of significant risks, uncertainties and assumptions that are difficult to predict, including:

• changes in the interest rate and competitive environments;

• changes in general and specific economic conditions and trends;

• changes in asset and loan valuations and the costs of originating loans;

• changes in the volumes of loans originated, loans sold, the pricing of existing and future loans, and the values realized upon the sale of such loans;

• access to the necessary capital, liquidity and deposit resources to fund loan originations and the condition of the whole loan sale and securitization markets;

• the impact of valuation and other changes in the commercial and residential real estate markets;

• the effect of litigation, state and federal legislation and regulations;

• the variability in determining the adequate level of the Company’s allowance for loan losses, valuation and repurchase reserves;

• the impact of regulatory actions taken by the FDIC, the Department of Financial Institutions of the State of California or other regulatory bodies on the Company’s ability to conduct its business;

• the impact of changes in federal and state tax laws and interpretations, including tax rate changes;

• the ability to maintain an effective system of internal and financial disclosure controls, and to identify and remediate any control deficiencies, under the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and

• other events and factors beyond our control.

For a more detailed discussion of risks and uncertainties, see the Company’s other public filings with the SEC. The Company undertakes no obligation to publicly update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fremont General Corporation

February 28, 2007	By:	/s/ PATRICK E. LAMB

Name: PATRICK E. LAMB
Title: Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer (Principal Accounting Officer)